                                                                   Exhibit 10.29
                                                                  EXECUTION COPY

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION  AGREEMENT (this  "AGREEMENT") is made as of
January  12,  2004,  by and between  Catskill  Development,  L.L.C.,  a New York limited liability company ("CATSKILL"),  Monticello Raceway Management,  Inc., a
New York corporation  ("MRMI"),  Monticello Casino  Management,  LLC, a New York
limited liability company ("MCM"),  Monticello Raceway Development Company, LLC,
a New York limited liability company ("MRD") and Mohawk  Management,  LLC, a New
York limited liability company ("MM" and, collectively with Catskill,  MRMI, MCM and MRD, the "ASSIGNORS") and Empire Resorts, Inc. ("EMPIRE"),  pursuant to that certain Amended and Restated Securities Contribution  Agreement,  dated December
12, 2003, by and between Empire,  Alpha  Monticello,  Inc.,  Catskill,  Americas
Tower  Partners,  Monticello  Realty L.L.C.,  Watertone  Holdings,  LP, New York
Gaming,  LLC,  Fox-Hollow  Lane, LLC,  Shamrock  Strategies,  Inc.,  Clifford A.
Ehrlich,  BKB,  LLC,  Robert A. Berman,  Philip B. Berman,  Scott A.  Kaniewski,
Kaniewski Family Limited Partnership and KFP Trust (the "SECURITIES CONTRIBUTION
AGREEMENT").  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Securities Contribution Agreement.

     ASSIGNMENT OF LIABILITIES. For good and valuable consideration, the receipt and  sufficiency  of which are hereby  acknowledged,  Assignors do hereby grant, sell,  assign,  transfer,  convey and set over to  Empire,  its  successors  and assigns, the Liabilities (accrued solely through the date hereof) other than the
mortgage   currently   encumbering  those  certain  200+/-  acres  of  land  and
improvements  thereon,  located in Monticello,  New York. and currently owned by
Catskill,  to have and to hold the same unto Empire, its successors and assigns, forever.

     ASSUMPTION OF LIABILITIES. For good and valuable consideration, the receipt and  sufficiency  of which are hereby  acknowledged,  Empire hereby  assumes and agrees to be bound by and to pay and  otherwise  to perform  and  discharge  the
Liabilities  (accrued  solely  through the date hereof)  other than the mortgage currently  encumbering  those  certain  200+/-  acres of land  and  improvements thereon, located in Monticello, New York and currently owned by Catskill.

     ADDITIONAL DOCUMENTS.  Each party hereby agrees to perform,  execute and/or deliver  or  cause  to be  performed,  executed  and/or  delivered  any  and all such-further  agreements  and  assurances  (including,  but not  limited to, all necessary  waivers,  consents,  approvals from third parties and permits) as the
other  party  hereto  may   reasonably   request  to  more  fully  complete  the
transactions contemplated hereby.

     SUCCESSORS.  This Agreement shall be binding on and inure to the benefit of the successors and assigns of the parties hereto.

     INTERPRETATIONS.  The headings of the sections  contained in this Agreement are solely for  convenience  of  reference  and shall not affect the  meaning or interpretation of this Agreement.

     COUNTERPARTS.  This Agreement may be executed  simultaneously in any number of  counterparts,  each of which need not contain the signature of more than one party and each of which shall be deemed an original,  and all of which  together shall constitute one and the same instrument, binding upon the other party. This
Agreement may be executed by  facsimile,  with such  facsimile  copy to serve as conclusive  evidence of the consent and  ramification  of the matters  contained herein by the parties hereto.

     GOVERNING LAW. This Agreement and the legal  relations  between the parties will be governed by and  construed in  accordance  with the laws of the State of
New York  applicable  to contracts  made and performed in such State and without regard to conflicts of law  doctrines  unless  certain  matters are preempted by federal law.

                            [Signature page follows]

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the date first written above.

                              CATSKILL DEVELOPMENT, L.L.C.

                              By: /s/ Morad Tahbaz
                              ---------------------------------------
                              Name:   /s/ Morad Tahbaz
                              Title:

                              MONTICELLO RACEWAY MANAGEMENT, INC.

                              By: /s/ Cliff Ehrlich
                              ---------------------------------------
                              Name:  /s/ Cliff Ehrlich
                              Title:

                              MONTICELLO CASINO MANAGEMENT, LLC

                              By: /s/ Thomas W. Aro
                              ---------------------------------------
                              Name:   /s/ Thomas W. Aro
                              Title:

                              MONTICELLO RACEWAY DEVELOPMENT COMPANY, LLC

                              By: /s/ Ralph Bernstein
                              ---------------------------------------
                              Name:   /s/ Ralph Bernstein
                              Title:

                              MOHAWK MANAGEMENT, LLC

                              By: /s/ Thomas W. Aro
                              ---------------------------------------
                              Name:   /s/ Thomas W. Aro
                              Title:

                              EMPIRE RESORTS, INC.

                              By: /s/ Robert Berman
                              ---------------------------------------
                              Name:   /s/ Robert Berman
                              Title: